Exhibit 99.2

Aviara
2441

BRE Properties, Inc.

SUPPLEMENTAL OPERATING AND FINANCIAL DATA
For the Quarter Ended December 31, 2013

Q4

bre
Be here, be home.

BRE Properties, Inc.
Fourth Quarter 2013
Earnings Release and
Supplemental Financial Data

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and its operating performance, and is based on BRE's current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE's SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

Information included in this supplemental package is unaudited.

BRE Properties, Inc.
Financial and Operating Highlights
Fourth Quarter 2013
(Unaudited; in thousands, except per share, ratio and community data)

Selected Financial Results			Same-Store Operating Results

	Quarter ending				Quarter ending
	December 31,				December 31,
	2013	2012			2013	2012

Total revenues (1)	$105,564	$96,626	Revenue growth (%)		4.9%	5.6%	(6)

Total real estate expenses (1)	$32,092	$29,940	Expense growth (%)		1.5%	4.4%	(6)

G&A expense	$5,643	$5,696	NOI growth (%)		6.4%	6.2%	(6)

EBITDA (2)	$69,273	$65,559	Operating margin		70.3%	69.4%

Interest expense	$16,615	$17,561	Occupancy (avg. physical)		95.3%	95.7%

Net income	$79,374	$73,805	Annualized turnover ratio		49.0%	56.0%

Funds from Operations (2)	$68,094	$46,962	Average revenue per occupied home		$1,755	$1,668

Net income per share (3)	$1.02	$0.96

FFO per share (2) , (3)	$0.88	$0.61
					Twelve months ending
Core FFO per share (2) , (3)	$0.67	$0.61			December 31,
					2013	2012
Core FFO per share growth (%)	9.8%	7.0%
			Revenue growth (%)		4.8%	5.5%	(6)

			Expense growth (%)		1.9%	3.6%	(6)

	Twelve months ending		NOI growth (%)		6.1%	6.4%	(6)
	December 31,
	2013	2012	Operating margin		69.7%	68.9%

Total revenues (1)	$404,028	$375,557	Occupancy (avg. physical)		95.0%	95.5%

Total real estate expenses (1)	$124,304	$118,143	Annual turnover ratio		59.7%	61.5%

G&A expense	$23,037	$22,848	Average revenue per occupied home		$1,720	$1,634

EBITDA (2)	$265,950	$254,481

Interest expense	$65,867	$66,798

Net income	$179,131	$133,499	Non Same-Store Operating Results

Funds from Operations (2)	$211,821	$168,859

Net income per share (3)	$2.32	$1.74

FFO per share (2) , (3)	$2.74	$2.19			Quarter ending
					December 31,
Core FFO per share (2) , (3)	$2.54	$2.39			2013	2012

Core FFO per share growth (%)	6.3%	8.6%	Revenues		$4,789	$800

			NOI		$2,822	$450
Financial Metrics

	Quarter ending				Twelve months ending
	December 31,				December 31,
	2013	2012			2013	2012

Debt-to-EBITDA(4)	6.4x	6.5x	Revenues		$11,057	$1,062

Debt plus preferred stock-to-EBITDA(4)	6.6x	6.7x	NOI		$6,943	$606

Debt-to-total market capitalization	29.1%	30.4%

Debt-to-gross assets	39.2%	40.2%	Gross asset value		$268,449	$104,428

Secured debt-to-gross assets	15.8%	17.2%	Homes		772	336	(7)

Interest coverage ratio(5)	3.0x	2.8x	Communities		3	1	(7)

Fixed charge coverage ratio(5)	2.9x	2.6x

Capitalization			Community Information

BRE common share price, 9/30/13	$50.76		As of December 31, 2013

BRE common share price,12/31/13	$54.71		Operating:	Communities	Homes	NOI %(8)

			Wholly or majority owned

Common shares and units - Outstanding			Same-store	70	19,952	97%

Period end (excluding dilutive equity awards)	77,210		Non same-store	3	772	3%

			Total	73	20,724	100%

			Joint venture	1	252	0%
Total funded debt	$1,759,428

Preferred equity (liquidation value)	$53,993		Development Pipeline:

Common equity (at market)	$4,224,159		Under construction	4	1,382

Total market capitalization	$6,037,580		Land owned for development	2	506

Total assets (gross)	$4,493,318		Land under contract	1	358

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income. Expenses exclude discontinued operations.
(2)	Please refer to Exhibit B for definitions and reconciliations of all non-GAAP financial measures presented in this package.
(3)	Represents diluted per share amounts.
(4)	For the purpose of this calculation, EBITDA excludes NOI from communities sold during the quarter.
(5)	Includes GAAP interest and capitalized interest (gross interest incurred). Fixed charges include gross interest incurred, preferred dividends and recurring cash amortization on secured debt.
(6)	For comparison purposes, 2013 data represents results for same-store pool established 1/1/2013; 2012 data represents results for same-store pool established 1/1/2012.
(7)	Represents Q4'13 non same-store homes as of the end of each period presented. Excludes partially delivered communities. Non same-store communities may not be consistent in each period.
(8)	Represents percentage of total NOI for the twelve months ended December 31, 2013.

BRE Properties, Inc.
Consolidated Balance Sheets
Fourth Quarter 2013
(Unaudited, in thousands, except per share data)

	December 31,	December 31,
ASSETS	2013	2012

Real estate portfolio:
Direct investments in real estate:
Investments in rental communities	$3,918,341	$3,722,838
Construction in progress	442,931	302,263
Less: accumulated depreciation	(884,472)	(811,187)
	3,476,800	3,213,914

Equity investment in real estate joint ventures	6,363	40,753

Real estate held for sale, net	23,481	23,065

Land under development	40,794	104,675

Total real estate portfolio	3,547,438	3,382,407

Cash	8,432	62,241
Other assets	52,976	54,334

TOTAL ASSETS	$3,608,846	$3,498,982

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:

Unsecured senior notes	$950,000	$990,018
Unsecured revolving credit facility	98,000	-
Mortgage loans payable	711,428	741,942
Accounts payable and accrued expenses	92,483	75,789

Total liabilities	1,851,911	1,807,749

Redeemable noncontrolling interests	4,751	4,751

Shareholders' equity:
Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 2,159,715 shares with $25 liquidation preference issued and outstanding at December 31, 2013 and December 31, 2012, respectively.	22	22
Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 77,210,095 and 76,925,351 at December 31, 2013 and December 31, 2012, respectively.	772	769

Additional paid-in capital	1,751,390	1,685,691

Total shareholders' equity	1,752,184	1,686,482

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$3,608,846	$3,498,982

BRE Properties, Inc.
Consolidated Statements of Income
Quarters and Twelve Months Ended December 31, 2013 and 2012
(Unaudited, in thousands, except per share data)

	Quarter ended	Quarter ended	Twelve months ended	Twelve months ended
REVENUES	12/31/13	12/31/12	12/31/13	12/31/12

Rental income	$101,465	$92,814	$388,300	$361,116
Ancillary income	4,099	3,812	15,728	14,441

Total revenues	$105,564	$96,626	$404,028	$375,557

EXPENSES

Real estate	$32,092	$29,940	$124,304	$118,143
Provision for depreciation	28,161	25,580	105,371	96,736
Interest	16,615	17,561	65,867	66,798
General and administrative	5,643	5,696	23,037	22,848
Other expenses(1)	3,401	-	3,986	15,000
Total expenses	85,912	78,777	322,565	319,525

Other income(2)	19,867	565	20,614	2,530

Net income before noncontrolling interests, partnership income and discontinued operations	39,519	18,414	102,077	58,562

Income from unconsolidated entities	102	519	625	2,644
Net gain on sale of unconsolidated entities (3)	-	-	18,633	6,025
Income from continuing operations	39,621	18,933	121,335	67,231

Discontinued operations:
Discontinued operations, net (4)	782	2,026	4,307	8,190
Net gain on sales of discontinued operations (4)	39,931	53,856	57,324	62,136
Income from discontinued operations	40,713	55,882	61,631	70,326

NET INCOME	$80,334	$74,815	$182,966	$137,557

Redeemable noncontrolling interest in income	48	99	190	413

Dividends attributable to preferred stock	912	911	3,645	3,645

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$79,374	$73,805	$179,131	$133,499

Net income per common share - basic	$1.03	$0.96	$2.32	$1.74

Net income per common share - diluted	$1.02	$0.96	$2.32	$1.74

Weighted average shares outstanding - basic (5)	77,194	76,872	77,111	76,567

Weighted average shares outstanding - diluted (5)	77,440	77,180	77,340	76,920

(1)	During the three months ended December 31, 2013, Other expenses include merger related costs of $3.4 million. For the twelve months ended December 31, 2013, Other expenses included merger costs of $3.4 million and acquisition costs of $0.6 million for a community acquired in Los Angeles, California. During the twelve months ended December 31, 2012, Other expenses related to an impairment charge on land owned in Anaheim, California, that is no longer held for development. The land is recorded in Real estate held for sale, net at $23.6 million as of December 31, 2013 on the consolidated balance sheet.
(2)	During the three months and twelve months ended December 31, 2013, the Company received legal settlement proceeds of $19.8 million for a construction defect lawsuit.
(3)	During the twelve months ended December 31, 2013, seven joint venture interests were sold for $53.4 million resulting in a net gain of $18.6 million. During the twelve months ended December 31, 2012, three joint venture communities were sold for $26.9 million resulting in a net gain of $6.0 million.
(4)	Includes three communities sold during 2013 and three communities sold during 2012.

	Quarter ended	Quarter ended	Twelve months ended	Twelve months ended
	12/31/13	12/31/12	12/31/13	12/31/12
Rental and ancillary income	$1,885	$5,220	$11,851	$21,880
Real estate expenses	(660)	(1,735)	(4,077)	(7,139)
Provision for depreciation	(443)	(1,041)	(2,783)	(4,882)
Interest expense	-	(418)	(684)	(1,669)
Discontinued operations, net	$782	$2,026	$4,307	$8,190

(5)	See analysis of weighted average shares and ending shares in Exhibit A.

BRE Properties, Inc.
Consolidated Statements of Income
Past Five Quarters
(Unaudited, in thousands, except per share data)

	Dec. 31,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,
REVENUES	2013	2013	2013	2013	2012

Rental income	$101,465	$97,826	$95,347	$93,662	$92,814
Ancillary income	4,099	4,144	3,955	3,530	3,812

Total revenues	$105,564	$101,970	$99,302	$97,192	$96,626

EXPENSES

Real estate	$32,092	$31,652	$29,757	$30,803	$29,940
Provision for depreciation	28,161	26,882	25,433	24,896	25,580
Interest	16,615	15,948	16,382	16,922	17,561
General and administrative	5,643	5,055	5,956	6,382	5,696
Other expenses	3,401	585	-	-	-

Total expenses	85,912	80,122	77,528	79,003	78,777

Other income	19,867	93	290	363	565

Net income before noncontrolling interests, partnership income and discontinued operations	39,519	21,941	22,064	18,552	18,414

Income from unconsolidated entities	102	94	112	318	519
Net gain on sale of unconsolidated entities	-	-	3,608	15,025	-

Income from continuing operations	39,621	22,035	25,784	33,895	18,933

Discontinued operations:
Discontinued operations, net (1)	782	1,047	1,387	1,090	2,026
Net gain on sales of discontinued operations	39,931	-	17,394	-	53,856
Income from discontinued operations	40,713	1,047	18,781	1,090	55,882

NET INCOME	$80,334	$23,082	$44,565	$34,985	$74,815

Redeemable noncontrolling interest in income	48	48	47	47	99
Dividends attributable to preferred stock	912	911	911	911	911

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$79,374	$22,123	$43,607	$34,027	$73,805

Net income per common share - basic	$1.03	$0.29	$0.56	$0.44	$0.96

Net income per common share - diluted	$1.02	$0.29	$0.56	$0.44	$0.96

Weighted average shares outstanding - basic (2)	77,194	77,170	77,106	76,990	76,872

Weighted average shares outstanding - diluted (2)	77,440	77,350	77,280	77,250	77,180

(1) Details of earnings from discontinued operations, net:	Dec. 31,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,
	2013	2013	2013	2013	2012
Rental and ancillary income	$1,885	$2,648	$3,633	$3,684	$5,220
Real estate expenses	(660)	(940)	(1,225)	(1,252)	(1,735)
Provision for depreciation	(443)	(661)	(748)	(931)	(1,041)
Interest expense	-	-	(273)	(411)	(418)
Income from discontinued operations, net	$782	$1,047	$1,387	$1,090	$2,026

(2) See analysis of weighted average shares and ending shares in Exhibit A.

Reconciliation of Funds from Operations (FFO)
(Unaudited, in thousands, except per share data)

	Dec. 31,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,
CALCULATION OF FFO	2013	2013	2013	2013	2012

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$79,374	$22,123	$43,607	$34,027	$73,805
Add back/ exclude:
Depreciation from continuing operations	28,161	26,882	25,433	24,896	25,580
Depreciation from discontinued operations	443	661	748	931	1,041
Depreciation from unconsolidated entities	47	47	101	297	392
Net (gain) on sales from unconsolidated entities	-	-	(3,608)	(15,025)	-
Net (gain) on sales of discontinued operations	(39,931)	-	(17,394)	-	(53,856)

Funds from Operations (1)	$68,094	$49,713	$48,886	$45,127	$46,962

Non core items in periods presented

Merger costs(2)	3,401	-	-	-	-
Acquisition costs(3)	-	585	-	-	-
Legal settlement proceeds(4)	(19,750)	-	-	-	-

Core Funds from Operations (5)	$51,745	$50,298	$48,886	$45,127	$46,962

Weighted average shares and equivalents outstanding - diluted (6)	77,440	77,350	77,280	77,250	77,180

Funds from Operations (per share) - diluted	$0.88	$0.64	$0.63	$0.58	$0.61

Core Funds from Operations (per share) - diluted	$0.67	$0.65	$0.63	$0.58	$0.61

(1)	Funds from Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit B for further definition.
(2)	For the quarter ended December 31, 2013, EPS and FFO totals included $3.4 million of merger related legal and professional fees.
(3)	For the quarter ended September 30, 2013, EPS and FFO totals included $0.6 million of costs related to the acquisition of Jefferson at Hollywood.
(4)	For the quarter ended December 31, 2013, EPS and FFO totals included $19.8 million of legal settlement proceeds.
(5)	Core Funds from Operations ("Core FFO") begins with FFO as defined by the NAREIT White Paper and is adjusted for the following:
- The impact of any expenses relating to non-operating asset impairment and valuation allowances;
- Property acquisition costs and pursuit cost write-offs (other expenses);
- Gains and losses from early debt extinguishment, including prepayment penalties and preferred share redemptions;
- Executive level severance costs;
- Gains and losses on the sales of non-operating assets, and
- Other non-comparable items
(6)	See analysis of weighted average shares and ending shares in Exhibit A.

BRE Properties, Inc.
Capital improvement activity detail
(Dollar amounts in thousands, except per home data)

CAPITAL EXPENDITURES	Q4 '13	Q3 '13	Q2 '13	Q1 '13	Q4 '12
Recurring capital expenditures	$9,588	$7,087	$7,665	$3,334	$5,698

Average apartment homes in period	21,642	21,178	21,321	21,160	21,101

Capital expenditures per apartment home in period	$444	$335	$359	$158	$270

Capital expenditures per apartment home-trailing four quarters	$1,296	$1,122	$1,087	$986	$947

Revenue enhancing rehabilitation and other	$10,137	$13,635	$10,135	$8,508	$12,564

Recurring Capital Expenditure Detail for Q4'13	Q4 '13	Cost per Home	2013	Cost per Home

Exteriors (roof, structural, paint etc.)	$2,991	$138	$8,409	$394
Common Areas (clubhouse, parking, pool, other infrastructure)	4,409	204	9,380	441
Equipment	596	28	2,940	138
Turnover related	1,592	74	6,945	326

Total Recurring Capital Expenditures	$9,588	$444	$27,674	$1,299

Revenue enhancing rehabilitation and other (1)	$10,137	n/a	$42,215	n/a

(1)	Includes rehab programs on the stabilized portfolio including properties renovated in conjunction with an acquisition. The details associated with communities currently undergoing significant rehab are noted below. May include large scale items that represent unusual out of cycle deferred maintenance.

Community specific detail on significant revenue enhancing rehab
(Dollar amounts in thousands, except cost per home data)

	Homes	Estimated Cost	Cost per Home	Costs Incurred Project to Date	Balance to Fund	Costs Incurred Q4 '13	Project Start Date	Estimated Completion	Physical Occupancy Q4 '13
Orange County
The Havens	440	$20,789	$47,000	$19,849	$940	$678	Q4'11	Q4'14	93.3%
Fountain Valley, CA

Pinnacle at MacArthur Place	253	4,612	18,000	3,313	1,299	227	Q3'12	Q3'15	93.4%
South Coast Metro, CA
Los Angeles
The Fairways at Westridge	234	4,326	18,000	3,126	1,200	184	Q3'12	Q3'15	94.7%
Valencia, CA

Aqua Marina Del Rey	500	12,640	25,000	3,789	8,851	1,337	Q2'13	Q2'16	93.7%
Marina Del Rey, CA
San Diego
Cambridge Park	320	6,137	19,000	4,102	2,035	495	Q3'12	Q3'15	92.3%
San Diego, CA

Carmel Creek	348	8,882	26,000	2,859	6,023	1,016	Q2'13	Q2'16	93.0%
San Diego, CA

Seattle
Parkwood at Mill Creek	240	7,010	29,000	5,225	1,785	415	Q3'12	Q3'15	92.5%
Millcreek, WA

BellCentre	248	5,519	22,000	4,578	941	786	Q3'12	Q3'15	94.2%
Bellevue, WA

San Francisco
Foster's Landing	490	12,517	26,000	3,982	8,535	1,747	Q2'13	Q2'16	94.1%
Foster City, CA

Lakeshore Landing	308	9,398	31,000	953	8,445	854	Q3'13	Q3'16	95.2%
San Mateo, CA

The Landing at Jack London Square	282	6,481	23,000	2,546	3,935	830	Q2'13	Q2'16	92.6%
Oakland, CA
Total	3,663	$98,311	$27,000	$54,322	$43,989	$8,569			93.6%

BRE Properties, Inc.
"Same-Store" Markets Summary
For the Quarters ended December 31, 2013 and 2012
(Dollar amounts in thousands)

			Revenues			Expenses
	No. of	No. of			%			%
Region	Communities	Homes	Q4'13	Q4'12	Change	Q4'13	Q4'12	Change
California
San Diego	11	3,640	$17,485	$17,107	2.2%	$4,896	$5,027	-2.6%
Inland Empire	4	741	3,381	3,304	2.3%	940	1,044	-10.0%
Orange County	11	3,549	16,925	16,346	3.5%	4,958	5,109	-3.0%
Los Angeles	13	3,067	16,976	16,149	5.1%	5,361	5,275	1.6%
San Francisco Bay Area	15	4,197	26,556	24,564	8.1%	6,954	6,766	2.8%
Subtotal; California	54	15,194	$81,323	$77,470	5.0%	$23,109	$23,221	-0.5%
Washington
Seattle	13	3,456	14,732	13,975	5.4%	5,110	4,638	10.2%
Non Core Markets (1)	3	1,302	3,945	3,915	0.8%	1,437	1,363	5.4%
Total Same-Store (2)	70	19,952	$100,000	$95,360	4.9%	$29,656	$29,222	1.5%

			Net Operating Income
	No. of	No. of			%	%
Region	Communities	Homes	Q4'13	Q4'12	Change	of Total
California
San Diego	11	3,640	$12,589	$12,080	4.2%	17.9%
Inland Empire	4	741	2,441	2,260	8.0%	3.4%
Orange County	11	3,549	11,967	11,237	6.5%	17.0%
Los Angeles	13	3,067	11,615	10,874	6.8%	16.5%
San Francisco Bay Area	15	4,197	19,602	17,798	10.1%	27.9%
Subtotal; California	54	15,194	$58,214	$54,249	7.3%	82.7%
Washington
Seattle	13	3,456	9,622	9,337	3.1%	13.7%
Non Core Markets (1)	3	1,302	2,508	2,552	-1.7%	3.6%
Total Same-Store (2)	70	19,952	$70,344	$66,138	6.4%	100.0%

			Net Operating Income		Avg. Physical Occupancy	Gross Carrying Value
"Non Same-Store" Summary	No. of Communities	No. of Homes	Q4'13	Q4'12	Q4'13	Q4'13
Acquired communities (3)	1	270	$851	$0	89.2%	$120,635
Lease up communities (4)	2	502	2,003	450	95.9%	147,814
Lease up communities - partially delivered (5)	n/a	n/a	(32)	-	n/a	n/a
Joint venture income (6)	1	252	102	519
Commercial and Other (7)	n/a	n/a	306	98
Other income	n/a	n/a	19,867	565
Discontinued operations (8)	6	1,384	1,225	3,485
Total Non Same-Store	10	2,408	$24,322	$5,117	93.5%	$268,449
Less: Communities Sold in 2012 and 2013	(6)	(1,384)
Total All Homes / NOI	74	20,976	$94,666	$71,255

(1)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).
(2)	Consists of communities completed, stabilized and owned by BRE for at least two comparable calendar year periods. The term stabilized refers to communities that have reached a physical occupancy of at least 93% as of January 1, 2012.
(3)	Consists of NOI from one community located in Los Angeles, CA (270 homes) that was acquired during 2013.
(4)	Consists of NOI from two fully delivered communities under lease up.
(5)	Consists of one lease up community located in Sunnyvale, CA with 146 homes delivered as of December 31, 2013 and is expected to be completed in Q1'14 and one lease up community located in Los Angeles, CA with 78 homes delivered as of December 31, 2013 and is expected to be completed in Q4'14.
(6)	Consists of the percentage of net income derived from joint venture investments in rental communities. See page 9 for a reconciliation of the components of BRE's share of joint venture net income (including BRE's proportionate share of NOI).
(7)	Consists of NOI from retail tenants associated with the operating communities and NOI from commercial properties that will later be developed as multifamily communities and other real estate expenses.
(8)	Includes results from three communities sold in 2012 and three communities sold in 2013.

BRE Properties, Inc.
"Same-Store" Markets Summary
For the Twelve months ended December 31, 2013 and 2012
(Dollar amounts in thousands)

			Revenues			Expenses
	No. of	No. of			%			%
Region	Communities	Homes	2013	2012	Change	2013	2012	Change
California
San Diego	11	3,640	$68,758	$67,646	1.6%	$19,922	$20,084	-0.8%
Inland Empire	4	741	13,312	13,052	2.0%	3,993	4,045	-1.3%
Orange County	11	3,549	66,707	64,323	3.7%	20,541	20,085	2.3%
Los Angeles	13	3,067	66,219	63,434	4.4%	21,055	21,102	-0.2%
San Francisco Bay Area	15	4,197	102,320	94,566	8.2%	27,089	26,663	1.6%
Subtotal; California	54	15,194	$317,316	$303,021	4.7%	$92,600	$91,979	0.7%
Washington
Seattle	13	3,456	57,591	54,163	6.3%	19,791	18,294	8.2%
Non Core Markets (1)	3	1,302	15,798	15,549	1.6%	5,871	5,737	2.3%
Total Same-Store (2)	70	19,952	$390,705	$372,733	4.8%	$118,262	$116,010	1.9%

			Net Operating Income
	No. of	No. of			%	%
Region	Communities	Homes	2013	2012	Change	of Total
California
San Diego	11	3,640	$48,836	$47,562	2.7%	17.9%
Inland Empire	4	741	9,319	9,007	3.5%	3.5%
Orange County	11	3,549	46,166	44,238	4.4%	16.9%
Los Angeles	13	3,067	45,164	42,332	6.7%	16.6%
San Francisco Bay Area	15	4,197	75,231	67,903	10.8%	27.6%
Subtotal; California	54	15,194	$224,716	$211,042	6.5%	82.5%
Washington
Seattle	13	3,456	37,800	35,869	5.4%	13.9%
Non Core Markets (1)	3	1,302	9,927	9,812	1.2%	3.6%
Total Same-Store (2)	70	19,952	$272,443	$256,723	6.1%	100.0%

			Net Operating Income		Avg. Physical Occupancy	Gross Carrying Value
"Non Same-Store" Summary	No. of Communities	No. of Homes	2013	2012	2013	2013
Acquired communities (3)	1	270	$866	$0	91.0%	$120,635
Lease up communities (4)	2	502	6,109	606	77.4%	147,814
Lease up communities - partially delivered (5)	n/a	n/a	(32)	-	n/a	n/a
Joint venture income (6)	1	252	625	2,644
Commercial and Other (7)	n/a	n/a	338	85
Other income	n/a	n/a	20,614	2,530
Discontinued operations (8)	6	1,384	7,774	14,741
Total Non Same-Store	10	2,408	$36,294	$20,606	82.1%	$268,449
Less: Communities Sold in 2012 and 2013	(6)	(1,384)
Total All Homes / NOI	74	20,976	$308,737	$277,329

(1)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).
(2)	Consists of communities completed, stabilized and owned by BRE for at least two comparable calendar year periods. The term stabilized refers to communities that have reached a physical occupancy of at least 93% as of January 1, 2012.
(3)	Consists of NOI from one community located in Los Angeles, CA (270 homes) that was acquired during 2013.
(4)	Consists of NOI from two fully delivered communities under lease up.
(5)	Consists of one lease up community located in Sunnyvale, CA with 146 homes delivered as of December 31, 2013 and is expected to be completed in Q1'14 and one lease up community located in Los Angeles, CA with 78 homes delivered as of December 31, 2013 and is expected to be completed in Q4'14.
(6)	Consists of the percentage of net income derived from joint venture investments in rental communities. See page 9 for a reconciliation of the components of BRE's share of joint venture net income (including BRE's proportionate share of NOI).
(7)	Consists of NOI from retail tenants associated with the operating communities and NOI from commercial properties that will later be developed as multifamily communities and other real estate expenses.
(8)	Includes results from three communities sold in 2012 and three communities sold in 2013.

BRE Properties, Inc.
"Same-Store" Operating Expense Summary and Joint Venture Disclosure
(Dollar amounts in thousands)

SAME-STORE OPERATING EXPENSES (19,952 homes)

Quarters ended December 31, 2013 and 2012

					% of Q4 '13
			$	%	Operating
	Q4'13	Q4'12	Change	Change	Expenses
Property taxes	$8,894	$8,452	$442	5.2%	30.0%
Insurance	1,368	1,544	(176)	-11.4%	4.6%
Utilities	2,172	2,152	20	0.9%	7.4%
Property management fees (1)	3,248	3,089	159	5.1%	11.0%
Other operating expenses (2)	13,974	13,985	(11)	-0.1%	47.0%
Total operating expenses	$29,656	$29,222	$434	1.5%	100.0%

Twelve months ended December 31, 2013 and 2012

					% of 2013
			$	%	Operating
	2013	2012	Change	Change	Expenses
Property taxes(3)	$35,278	$34,627	$651	1.9%	29.8%
Insurance	5,409	5,255	154	2.9%	4.6%
Utilities	8,550	8,065	485	6.0%	7.2%
Property management fees (1)	12,696	12,104	592	4.9%	10.8%
Other operating expenses (2)	56,329	55,959	370	0.7%	47.6%
Total operating expenses	$118,262	$116,010	$2,252	1.9%	100.0%

(1)	Management fees based on a percentage of total revenues. Amount approximates the corporate cost to support on-site personnel. Corporate G&A is reduced by the allocation.

(2)	Includes advertising, payroll, property level administrative costs, repairs & maintenance and unit turnover costs.

(3)	During the twelve months ended December 31, 2013, property tax refunds of approximately $1.2 million were received from appeals related to the 2010 and 2011 tax years.

JOINT VENTURE DISCLOSURE- Quarters and Twelve Months Ended December 31, 2013

Joint Ventures	Communities	Regional Breakdown	Homes	BRE equity investment	BRE share of JV Debt
Relationship - 35% BRE equity ownership	1	PHX	252	$6,363	$-

BRE share of:	Q4'13	Q4'12	2013	2012
Revenues	$255	$1,442	$1,969	$7,205
Expenses	106	531	852	2,658
Net Operating Income	149	911	1,117	4,547
Depreciation	47	392	492	1,903
Net Income	$102	$519	$625	$2,644

Joint Venture Sales	Q4'13	Q4'12 (4)	2013 (4)	2012 (4)
Communities	-	-	7	3
Homes	-	-	2,612	728

BRE share	Q4'13	Q4'12 (4)	2013 (4)	2012 (4)
Net Proceeds	-	-	$53,408	$26,919
Net Gain on Sale	-	-	$18,633	$6,025

	Q4'13	Q4'12	2013 (4)	2012 (4)
Management fees earned	$29	$348	$384	$1,637

(4)	During the twelve months ended December 31, 2013, seven joint venture interests were sold of which six were sold to the Company's joint venture partner. The sales consisted of four joint venture communities located in Denver, CO and three joint venture communities located in Phoenix, AZ. The Company maintained a 15% equity ownership in all seven joint venture communities prior to the sale. During the three months and twelve months ended December 31, 2012, three joint venture communities were sold with one community located in Sacramento, CA and two communities located in Denver, CO.

BRE Properties, Inc.
Sequential "Same-Store" Multifamily Markets Summary
Last five quarters

REVENUES

	Q4'13	Q3'13	Q2'13	Q1'13	Q4'12

California
San Diego	1.5%	1.0%	0.5%	-0.8%	0.4%
Inland Empire	1.4%	1.7%	-1.0%	0.3%	1.3%
Orange County	0.4%	1.7%	1.3%	0.1%	1.0%
Los Angeles	1.7%	2.2%	0.5%	0.5%	0.5%
San Francisco Bay Area	2.2%	3.4%	1.9%	0.4%	2.3%
Subtotal; California	1.5%	2.2%	1.1%	0.1%	1.2%

Washington
Seattle	0.8%	1.9%	3.0%	-0.4%	1.5%

Non Core Markets (1)	0.0%	0.0%	-0.5%	1.3%	0.3%

Total Same-Store (3)	1.4%	2.1%	1.3%	0.1%	1.2%

EXPENSES (2)

	Q4'13	Q3'13	Q2'13	Q1'13	Q4'12

California
San Diego	-5.4%	5.6%	-1.1%	-1.5%	-1.2%
Inland Empire	-13.7%	12.5%	-2.8%	-4.6%	-0.7%
Orange County	-6.2%	2.7%	-0.2%	0.9%	1.1%
Los Angeles	-1.9%	14.0%	-11.9%	3.1%	-4.2%
San Francisco Bay Area	0.8%	7.9%	-6.6%	1.1%	0.7%
Subtotal; California	-3.3%	7.7%	-5.1%	0.7%	-0.9%

Washington
Seattle	5.3%	-1.4%	0.4%	5.7%	4.5%

Non Core Markets (1)	-5.6%	10.3%	-9.9%	12.3%	-9.2%

Total Same-Store (3)	-2.1%	6.3%	-4.4%	2.0%	-0.5%

NET OPERATING INCOME

	Q4'13	Q3'13	Q2'13	Q1'13	Q4'12

California
San Diego	4.4%	-0.9%	1.2%	-0.5%	1.0%
Inland Empire	8.7%	-2.9%	-0.2%	2.6%	2.2%
Orange County	3.4%	1.3%	2.0%	-0.3%	1.0%
Los Angeles	3.5%	-2.6%	6.8%	-0.7%	3.0%
San Francisco Bay Area	2.7%	1.9%	5.2%	0.1%	3.0%
Subtotal; California	3.6%	0.0%	3.7%	-0.2%	2.1%

Washington
Seattle	-1.4%	3.7%	4.4%	-3.5%	0.0%

Non Core Markets (1)	3.6%	-5.6%	5.4%	-4.6%	6.3%

Total Same-Store (3)	2.9%	0.3%	3.9%	-0.8%	1.9%

(1)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).

(2)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.

(3)	Data reflects sequential results for the Company's current same-store pool totaling 19,952 homes for all periods shown.

BRE Properties, Inc.
Summary of Revenue and Occupancy Changes - "Same-Store" Communities

Q4'13 vs. Q3'13 Change		Avg. Revenue per Occupied Home (1)			Financial Occupancy (2)			Rental Revenue
	Homes	Q4'13	Q3'13	% Change	Q4'13	Q3'13	% Change	Q4'13	Q3'13	% Change
San Diego	3,640	$1,685	$1,677	0.5%	95.0%	94.1%	0.9%	$17,485	$17,233	1.5%
Inland Empire	741	1,588	1,576	0.7%	95.8%	95.2%	0.6%	3,381	3,335	1.4%
Orange County	3,549	1,670	1,675	-0.3%	95.2%	94.5%	0.7%	16,925	16,854	0.4%
Los Angeles	3,067	1,934	1,923	0.6%	95.4%	94.3%	1.1%	16,975	16,687	1.7%
San Francisco Bay Area	4,197	2,213	2,186	1.2%	95.3%	94.4%	0.9%	26,557	25,987	2.2%
Seattle	3,456	1,494	1,487	0.5%	95.1%	94.8%	0.3%	14,732	14,611	0.8%
									-
Non Core Markets	1,302	1,065	1,071	-0.5%	94.8%	94.3%	0.5%	3,945	3,944	0.0%
Same-Store	19,952	$1,755	$1,746	0.5%	95.2%	94.4%	0.8%	$100,000	$98,651	1.4%

Q4'13 vs. Q4'12 Change		Avg. Revenue per Occupied Home (1)			Financial Occupancy (2)			Rental Revenue
	Homes	Q4'13	Q4'12	% Change	Q4'13	Q4'12	% Change	Q4'13	Q4'12	% Change
San Diego	3,640	$1,685	$1,637	2.9%	95.0%	95.7%	-0.7%	$17,485	$17,107	2.2%
Inland Empire	741	1,588	1,539	3.2%	95.8%	96.6%	-0.8%	3,381	3,304	2.3%
Orange County	3,549	1,670	1,614	3.4%	95.2%	95.1%	0.1%	16,925	16,346	3.5%
Los Angeles	3,067	1,934	1,838	5.2%	95.4%	95.5%	-0.1%	16,976	16,149	5.1%
San Francisco Bay Area	4,197	2,213	2,039	8.6%	95.3%	95.7%	-0.4%	26,556	24,564	8.1%
Seattle	3,456	1,494	1,413	5.6%	95.1%	95.4%	-0.3%	14,732	13,975	5.4%

Non Core Markets	1,302	1,065	1,056	0.9%	94.8%	94.9%	-0.1%	3,945	3,915	0.8%
Same-Store	19,952	$1,755	$1,668	5.2%	95.2%	95.5%	-0.3%	$100,000	$95,360	4.9%

YTD 2013 vs. YTD 2012 Change		Avg. Revenue per Occupied Home (1)			Financial Occupancy (2)			Rental Revenue
	Homes	12/31/13	12/31/12	% Change	12/31/13	12/31/12	% Change	12/31/13	12/31/12	% Change
San Diego	3,640	$1,663	$1,622	2.5%	94.6%	95.5%	-0.8%	$68,758	$67,646	1.6%
Inland Empire	741	1,569	1,534	2.3%	95.4%	95.7%	-0.3%	13,312	13,052	2.0%
Orange County	3,549	1,653	1,587	4.1%	94.8%	95.2%	-0.4%	66,707	64,323	3.7%
Los Angeles	3,067	1,900	1,805	5.3%	94.7%	95.5%	-0.8%	66,219	63,434	4.4%
San Francisco Bay Area	4,197	2,138	1,971	8.4%	95.0%	95.2%	-0.2%	102,320	94,566	8.2%
Seattle	3,456	1,461	1,368	6.8%	95.1%	95.5%	-0.4%	57,591	54,162	6.3%

Non Core Markets	1,302	1,064	1,049	1.5%	95.0%	94.9%	0.1%	15,798	15,549	1.6%
Same-Store	19,952	$1,720	$1,634	5.3%	94.9%	95.3%	-0.4%	$390,705	$372,732	4.8%

(1)	Average revenue per occupied home includes rental and ancillary income earned on occupied homes during the period. Ancillary income per occupied home totals approximately $67 per home per month for the twelve months ended December 31, 2013 and $63 per home per month for the twelve months ended December 31, 2012. Amounts reflect the effect of concessions amortized over the average lease term.

(2)	Financial occupancy is defined as gross potential rent less vacancy loss as a percentage of gross potential rent. Gross potential rent is determined by valuing occupied homes at contract rates and vacant homes at market rents. Vacancy loss is determined by valuing vacant homes at current market rents.

BRE Properties, Inc.
"Same-Store" Operating Metrics

	No. of	Occupancy (2)		Occupancy (3)		Turnover Ratio (4)		Turnover Ratio (4)
California	Homes	Q4'13	Q4'12	2013	2012	Q4'13	Q4'12	2013	2012
San Diego	3,640	95.1%	95.8%	94.8%	95.4%	55.2%	61.8%	63.6%	67.1%
Inland Empire	741	95.6%	96.5%	95.3%	95.6%	46.4%	47.0%	57.6%	59.9%
Orange County	3,549	95.1%	95.2%	94.7%	95.3%	47.9%	59.2%	60.8%	64.6%
Los Angeles	3,067	95.6%	95.7%	95.0%	95.7%	45.5%	55.0%	60.8%	63.3%
San Francisco Bay Area	4,197	95.5%	96.1%	95.4%	95.7%	49.0%	53.7%	59.2%	58.7%
Subtotal; California	15,194	95.3%	95.7%	95.0%	95.5%	49.4%	56.8%	60.9%	63.1%

Washington
Seattle	3,456	95.1%	95.6%	95.2%	95.7%	48.1%	53.1%	56.3%	54.9%

Non Core Markets (1)	1,302	94.7%	94.7%	94.7%	94.8%	46.1%	53.8%	54.4%	60.9%
Total/Average Same-Store (5)	19,952	95.3%	95.7%	95.0%	95.5%	49.0%	56.0%	59.7%	61.5%

Communities with significant rehab (6)	3,663	93.6%	94.4%	93.2%	95.0%
Total/Average Same-Store excluding rehab (7)	16,289	95.6%	95.9%	95.4%	95.6%

(1)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).
(2)	Represents average physical occupancy for the quarter.
(3)	Represents average physical occupancy for the year to date period.
(4)	Represents the annualized number of homes turned over for the period, divided by the number of homes in the region.
(5)	Consists of stabilized communities owned by BRE since January 1, 2012.
(6)	Consists of stabilized communities under significant revenue enhancing rehab during the quarter and the year to date period. See page 6 for community detail of revenue enhancing rehab.
(7)	Consists of stabilized communities owned by BRE since January 1, 2012 and excludes communities under significant revenue enhancing renovation.

"Same -Store" New Lease and Renewal Transactions

		New Leases			Renewals				Total New Leases/Renewals
		New Leases	Previous Resident	%		Renewal	Expiring	%		Current	Prior	%
California	Q4'13	Effective (8)	Effective (9)	Change	Q4'13	Effective (8)	Effective (10)	Change	Q4'13	Effective (8)	Effective	Change
San Diego	475	$1,618	$1,626	-0.5%	361	$1,639	$1,563	4.8%	836	$1,627	$1,599	1.8%
Inland Empire	88	1,567	1,581	-0.9%	95	1,581	1,509	4.7%	183	1,574	1,544	1.9%
Orange County	471	1,599	1,615	-1.0%	340	1,641	1,585	3.5%	811	1,616	1,602	0.9%
Los Angeles	339	1,901	1,870	1.7%	264	1,965	1,870	5.1%	603	1,929	1,870	3.2%
San Francisco Bay Area	499	2,222	2,176	2.1%	416	2,159	2,011	7.3%	915	2,193	2,101	4.4%
Subtotal; California	1,872	$1,823	$1,812	0.6%	1,476	$1,840	$1,746	5.4%	3,348	$1,831	$1,783	2.7%

Washington
Seattle	430	1,433	1,476	-2.9%	321	1,383	1,311	5.5%	751	1,412	1,405	0.5%

Non Core Markets (1)	152	996	1,011	-1.5%	158	1,060	1,021	3.8%	310	1,029	1,016	1.2%
Total Same-Store (11)	2,454	$1,703	$1,703	0.0%	1,955	$1,702	$1,616	5.3%	4,409	$1,703	$1,665	2.3%

(8)	Represents leased rent per home less the monthly value of concessions awarded on leases and renewals signed during the quarter.
(9)	Represents leased rent per home less the monthly value of concessions awarded on the prior resident for the same home that was leased during the quarter.
(10)	Represents leased rent per home less the monthly value of concessions awarded on the prior lease that expired during the quarter.
(11)	The Q4'13 total same-store pool consists of 19,952 homes. Average lease term for leases signed during the quarter was 10 months. Annualized growth for total new leases/renewals totals 2.8%.

BRE Properties, Inc.
Debt Summary as of December 31, 2013
(Dollar amounts in thousands)

DEBT MATURITY SCHEDULE

	Secured Debt		Unsecured Debt		Weighted
	Amortization	Balloon	Floating	Fixed	Total	Avg. Rate (1)	% of Debt
Year
2014	$4,090	$-	$-	$50,000	$54,090	4.77%	3.10%
2015	8,329	-	98,000	-	106,329	1.70%	6.00%
2016	8,712	-	-	-	8,712	5.64%	0.50%
2017	8,986	-	-	300,000	308,986	5.50%	17.60%
2018	10,218	-	-	-	10,218	5.63%	0.60%
2019	6,515	317,975	-	-	324,490	5.59%	18.40%
2020	2,957	343,646	-	-	346,603	5.61%	19.70%
2021	-	-	-	300,000	300,000	5.20%	17.00%
2022	-	-	-	-	-	-	0.00%
2023	-	-	-	300,000	300,000	3.38%	17.10%
Total	$49,807	$661,621	$98,000	$950,000	$1,759,428	4.87%	100.0%

WEIGHTED AVERAGE COST OF DEBT

		Weighted	Weighted	Percentage of
	Balance	Avg. Term	Avg. Rate	Total Debt
Fixed Rate
Unsecured	$950,000	6.16	4.69%	54.0%
Secured	711,428	5.87	5.60%	40.4%
	$1,661,428	6.04	5.08%	94.4%
Floating Rate
Unsecured(2)	$98,000	1.25	1.36%	5.6%

Total Debt Before Loan Fees	$1,759,428	5.77	4.87%	100.0%

Loan Fees(3)			0.25%

Total Debt	$1,759,428	5.77	5.12%	100.0%

CAPITALIZED INTEREST			SENIOR UNSECURED DEBT RATING As of January 30, 2014
	Q4'13	Q4'12
Capitalized Interest	$6,272	$5,610	Moody's	Baa2	(stable)
			Standard & Poor's	BBB	(stable)
			Fitch	BBB+	(stable)
	2013	2012
Capitalized Interest	$24,471	$21,633

SUMMARY OF COMPLIANCE- Senior Unsecured Notes			SUMMARY OF COMPLIANCE - Line of Credit

	Requirement	Actual		Requirement	Actual
Total Debt to Gross Assets	< 60%	39%	Leverage Ratio	< 60%	33%
Debt Service Test	> 1.50	3.19	Maximum Secured Indebtedness	< 40%	13%
Total Secured Debt to Total Assets	< 40%	16%	Minimum Unsecured Leverage	> 1.65	4.01
Total Unencumbered Assets to Unsecured Debt	> 1.50	3.33	Minimum Fixed Charge Coverage	> 1.50	3.56

SUMMARY OF PREFERRED SHARES

	Q4'13
Total preferred shares outstanding	2,160
Liquidation value	$53,993
Dividend yield at par	6.75%

(1) Represents the weighted average coupon interest rates of BRE's debt maturities in the year in which they become due.

(2) The $750 million senior unsecured revolving credit facility priced at LIBOR plus 120 bps plus an annual 20 bps facility fee on the total commitment of the facility, which matures on April 3, 2015, and has a one year extension option.

(3) Includes amortization of all fees associated with all outstanding debt (including annual facility fees on the unsecured revolving credit facility).

BRE Properties, Inc.
Development Summary
December 31, 2013
(Dollar amounts in millions)

	Number	Cost	Estimated	Balance to	Product	First	Final
CONSTRUCTION IN PROGRESS	of Homes	Incurred	Cost	Fund	Type	CO (1)	CO (1)
Solstice(2)
Sunnyvale, CA	280	$111.0	$121.9	$10.9	Podium	Q4'13	Q1'14
Wilshire La Brea(3)
Los Angeles, CA	478	249.5	277.3	27.8	Podium	Q4'13	Q4'14
Radius
Redwood City, CA	264	55.6	97.8	42.2	Podium	Q2'14	Q4'14
MB360
San Francisco, CA	360	127.1	227.2	100.1	Podium	Q2'14	Q4'14
Total CIP	1,382	$543.2	$724.2	$181.0

	Number	Cost	Estimated	Balance to	Product	Estimated
LAND UNDER DEVELOPMENT (4)	of Homes	Incurred	Cost (5)	Fund	Type	Start Date
Pleasanton I
Pleasanton, CA	251	$23.6	TBR	TBR	Garden	1H'14
Pleasanton II
Pleasanton, CA	255	17.2	TBR	TBR	Garden	2H'14
Total Land Owned	506	$40.8	$171.0	$130.2

	Number	Cost	Estimated	Balance to	Product
LAND UNDER CONTRACT (6)	of Homes	Incurred (7)	Cost (5)	Fund	Type
Walnut Creek BART
Walnut Creek, CA	358	$13.9	TBR	TBR	Podium

(1)	Represents estimated quarters in which first and final certificates of occupancy will be received. Projects generally receive phased certificates of occupancy during the final six to twelve months of construction.
(2)	Reflects all recorded costs incurred as of December 31 2013, recorded on the consolidated balance sheets as "Direct investment in real estate - Construction in progress."Included in this amount is $54.2 million of costs for completed and delivered homes as of December 31, 2013, which is reflected on the consolidated balance sheets as "Direct investments in real estate - Investment in rental communities."
(3)	Reflects all recorded costs incurred as of December 31 2013, recorded on the consolidated balance sheets as "Direct investment in real estate - Construction in progress."Included in this amount is $46.1 million of costs for completed and delivered homes as of December 31, 2013, which is reflected on the consolidated balance sheets as "Direct investments in real estate - Investment in rental communities."
(4)	Represents projects in various stages of pre-construction development. Projects are transferred to Construction in progress when construction contracts are finalized and construction activity has commenced.
(5)	Reflects the aggregate cost estimates including land. Specific community cost estimates To Be Reported (TBR) once entitlement approvals are received and the Company is prepared to begin construction.
(6)	Land under contract represents land parcels for which the Company: 1) has a signed agreement and the right to acquire the land (but not the obligation), 2) made a non refundable deposit and 3) commenced the entitlement process. Costs incurred on these projects are recorded in Other assets on the Consolidated Balance Sheets.
(7)	Represents deposits, contractual costs, and internal and external entitlement expenses incurred to date.

Note:	Development pipeline totals above do not include a potential future redevelopment site in Emeryville, California. The site consists of two existing occupied office buildings. The net book value of this investment is $10.2 million and it is recorded in Investment in rental communities. Predevelopment costs associated with this site total $3.9 million and are recorded in Other assets.

BRE Properties, Inc.	Exhibit A
Share Analysis as of December 31, 2013
(Share amounts in thousands)

SUMMARY OF COMMON SHARES
	Qtr. Ended	Qtr. Ended	Qtr. Ended	Qtr. Ended	Qtr. Ended
Weighted Average	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Weighted average shares outstanding (1)	77,194	77,170	77,106	76,990	76,872
Dilutive effect of stock based awards	246	180	174	260	308
Diluted shares - FFO	77,440	77,350	77,280	77,250	77,180
Diluted shares - EPS(2)	77,440	77,350	77,280	77,250	77,180

	YTD	YTD
Weighted Average	12/31/2013	12/31/2012
Weighted average shares outstanding (1)	77,111	76,567
Weighted average OP units	-	20
Dilutive effect of stock based awards	229	353
Diluted shares - FFO	77,340	76,940
Less: Anti-dilutive average OP units (3)	-	(20)
Diluted shares - EPS(2)	77,340	76,920

	As of	As of	As of	As of	As of
Ending	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Shares outstanding at end of period	77,210	77,188	77,155	77,058	76,925
Dilutive effect of stock based awards	274	209	134	172	330
Total	77,484	77,397	77,289	77,230	77,255

SUMMARY OF PREFERRED SHARES
	As of	As of	As of	As of	As of
	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
6.75% Series D, $25 per share liquidation preference	2,160	2,160	2,160	2,160	2,160

(1) Represents denominator for shares in the calculation of basic earnings per share.

(2) Represents denominator for shares in the calculation of diluted EPS.

(3) Under FASB guidance, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.

BRE Properties, Inc.	Exhibit B
Non-GAAP Financial Measure Reconciliations and Definitions
(Dollar amounts in thousands)

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE's definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

Funds from Operations ("FFO") is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts (NAREIT) as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. The Company calculates FFO in accordance with the NAREIT definition.

The Company believes that FFO is a meaningful supplemental measure of the Company's operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated community, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of the communities that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of the communities, all of which have real economic effect and could materially impact the Company's results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. The Company's FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

Core Funds from Operations ("Core FFO")

The Company believes that Core Funds from Operations ("Core FFO") is a meaningful supplemental measure of our operating performance for the same reasons as FFO and adjusting for non-routine items that when excluded allows for more comparable periods. Core FFO begins with FFO as defined by the NAREIT White Paper and is adjusted for: the impact of any expenses relating to non-operating asset impairment and valuation allowances; property acquisition costs and pursuit cost write-offs (other expenses); gains and losses from early debt extinguishment, including prepayment penalties and preferred share redemptions; executive level severance costs; gains and losses on the sales of non-operating assets, and other non-comparable items.

	Quarter Ended 12/31/2013	Quarter Ended 12/31/2012	Twelve Months Ended 12/31/2013	Twelve Months Ended 12/31/2012

Net income available to common shareholders	$79,374	$73,805	$179,131	$133,499
Depreciation from continuing operations	28,161	25,580	105,371	96,736
Depreciation from discontinued operations	443	1,041	2,783	4,882
Depreciation from unconsolidated entities	47	392	493	1,903
Net gain on sales of discontinued operations	(39,931)	(53,856)	(57,324)	(62,136)
Net gain on sale of unconsolidated entities	-	-	(18,633)	(6,025)
Funds from Operations	$68,094	$46,962	$211,821	$168,859

Acquisition costs	-	-	585	-
Merger costs	3,401	-	3,401	-
Legal settlement proceeds	(19,750)	-	(19,750)	-
Non cash asset impairment charge	-	-	-	15,000
Core Funds from Operations	$51,745	$46,962	$196,057	$183,859

Diluted shares outstanding - EPS (1)	77,440	77,180	77,340	76,920

Net income per common share - diluted	$1.02	$0.96	$2.32	$1.74

Diluted shares outstanding - FFO (1)	77,440	77,180	77,340	76,940
FFO per common share - diluted	$0.88	$0.61	$2.74	$2.19

Diluted shares outstanding - Core FFO (1)	77,440	77,180	77,340	76,940
Core FFO per common share - diluted	$0.67	$0.61	$2.54	$2.39

(1) See analysis of weighted average shares and ending shares at Exhibit A.

BRE Properties, Inc.	Exhibit B, continued
Non-GAAP Financial Measure Reconciliations and Definitions
(Dollar amounts in thousands)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined by the Company as EBITDA, excluding minority interests, gains (losses) from sales of investments, preferred stock dividends and other expenses. BRE considers EBITDA and Adjusted EBITDA to be appropriate supplemental measures of the Company's performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from sales of investments and other charges, which permits investors to view income from operations without the impact of non cash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our communities that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our communities, all of which have real economic effect and could materially impact the Company's results from operations, the utility of EBITDA and Adjusted EBITDA as measures of the Company's performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter Ended 12/31/2013	Quarter Ended 12/31/2012	Twelve Months Ended 12/31/2013	Twelve Months Ended 12/31/2012

Net income available to common shareholders	$79,374	$73,805	$179,131	$133,499
Interest, including discontinued operations	16,615	17,979	66,551	68,467
Depreciation, including discontinued operations	28,604	26,621	108,154	101,618
EBITDA	124,593	118,405	353,836	303,584
Redeemable noncontrolling interest in income	48	99	190	413
Net gain on sales of discontinued operations	(39,931)	(53,856)	(57,324)	(62,136)
Net gain on sale of unconsolidated entities	-	-	(18,633)	(6,025)
Dividends on preferred stock	912	911	3,645	3,645
Other expenses	3,401	-	3,986	15,000
Legal settlement proceeds	(19,750)	-	(19,750)	-
Adjusted EBITDA	$69,273	$65,559	$265,950	$254,481

Net Operating Income (NOI)

The Company considers community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core community operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead from acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of the communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact the Company's results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with the Company's definition and, accordingly, the Company's NOI may not be comparable to such other REITs' NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of the Company's performance. NOI should not be used as a measure of the Company's liquidity, nor is it indicative of funds available to fund the Company's cash needs, including its ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter Ended 12/31/2013	Quarter Ended 12/31/2012	Twelve Months Ended 12/31/2013	Twelve Months Ended 12/31/2012

Net income available to common shareholders	$79,374	$73,805	$179,131	$133,499
Interest, including discontinued operations	16,615	17,979	66,551	68,467
Depreciation, including discontinued operations	28,604	26,621	108,154	101,618
Redeemable noncontrolling interest in income	48	99	190	413
Net gain on sales of discontinued operations	(39,931)	(53,856)	(57,324)	(62,136)
Net gain on sale of unconsolidated entities	-	-	(18,633)	(6,025)
Dividends on preferred stock	912	911	3,645	3,645
General and administrative expense	5,643	5,696	23,037	22,848
Other expenses	3,401	-	3,986	15,000
NOI	$94,666	$71,255	$308,737	$277,329
Less Non Same-Store NOI	24,322	5,117	36,294	20,606
Same-Store NOI	$70,344	$66,138	$272,443	$256,723

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